UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): JULY 18, 2007
ATARI, INC.
(Exact name of registrant as specified in charter)
DELAWARE
(State or other jurisdiction
of incorporation or organization)
Commission File Number: 0-27338
13-3689915
(I.R.S. employer identification no.)
417 FIFTH AVENUE
NEW YORK, NEW YORK 10016
(Address of principal executive
offices, including zip code)
(212) 726-6500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
SIGNATURES

Item 4.01. Changes in Registrant’s Certifying Accountant
     On July 18, 2007, Deloitte & Touche LLP (“Deloitte”) orally informed the Chairman of our Audit Committee that Deloitte would decline to stand for re-election as the Company’s independent accountant and that the cessation of the auditor/client relationship would become effective upon completion of Deloitte’s audit and issuance of its report on the Company’s March 31, 2007 financial statements.
     The reports of Deloitte on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principle, other than the additional paragraph regarding the Company’s uncertainty to continue as a “going concern” contained therein.
     During the fiscal years ended March 31, 2006 and 2005, and the subsequent interim period through July 18, 2007, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the subject matter of the disagreements in connection with its report, nor were there any “reportable events” as such term as described in Item 304(a)(1) (iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-B”), except for the material weaknesses identified (and more fully described in the Form 10-K for the fiscal year ended March 31, 2006) relating to (i) the financial close and reporting process (ii) control design inadequacies related to the reliance on computer generated information for accounts receivable and revenue (iii) control design inadequacies related to the reliance on computer generated information for cost of sales and payment approval and disbursements to suppliers (iv) payroll records and reconciliations at an internal development studio and (v) income tax accounts and related disclosures. Additionally, for the fiscal year ended March 31, 2005, the Company identified a significant deficiency related to the controls over income tax accounts and related disclosures. As of March 31, 2007, the Company has concluded that it still has a material weakness related to income tax accounts and related disclosures.
     Prior to July 18, 2007, our Audit Committee had sought and received proposals from other independent registered public accounting firms to audit our financial statements for the year ending March 31, 2008, in the hope that we would be able to substantially reduce our audit costs. Our Audit Committee expects to be able to select a new accounting firm by or shortly after August 3, 2007.
     On July 24, 2007, the Company provided Deloitte with its disclosures in this Form 8-K and requested in writing that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATARI, INC.
By:	/s/ Kristina K. Pappa
Kristina K. Pappa
Vice President and General Counsel

Date: July 24, 2007

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